SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




        Date of Report (Date of Earliest Event Reported) January 31, 2003
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                           VIKING CAPITAL GROUP, INC.
                           --------------------------
              (Exact Name of Registrant as Specified in its Charter


                                      Utah
                 ----------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


                 0-22744                               87-0442090
        -------------------------              -------------------------
         Commission File Number                (IRS Employer Ident. No.)


       Two Lincoln Centre, 5420 LBJ Freeway, Ste 300, Dallas, Texas 75240
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               (Address of Principal Executive Offices) (Zip Code)


                                 (972) 386-9996
                                 --------------
              (Registrant's Telephone Number, Including Area Code)



          (Former Name or Former Address, if Changed Since Last Report)


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Item 2.  Acquisition or Disposition of Assets.

         Effective January 31, 2003, pursuant to a Stock & Note Receivable For Ownership Agreement dated January 31, 2003, the Registrant sold its 96% ownership of Beijing Fei Yun Viking Enterprises Company, Ltd. (Fei Yun Viking) to Beijing Fei Yun Property Development Company, Ltd. (Fei Yun Property). Among the assets included in Fei Yun Viking is a 60% ownership of a commercial/residential real estate company(Golden Horse/Sunshine Plaza), 40% ownership of a toll-way construction and operating company, 100% of the operations and distribution system of a chemical exchange company, and two notes receivable plus accrued interest. In exchange for the 96% ownership of Fei Yun Viking, Viking Capital Group, Inc. received 1.8 million shares of its Series 2001 Callable Preferred Shares (originally issued at $18 million), 7,000,000 common restricted shares of Viking Capital Group, Inc. and a $6.5 million note receivable due from Hebei Kangshun Feiyun Organic Waste Processing Company, Ltd. Viking also received 7.5 million common shares of the Registrant that were held as treasury shares by Fei Yun Viking. The sale terms were determined after negotiations between the parties. Zhou Haiping and Wang Ping, who resigned as officers of Viking Capital Group, Inc. effective with the transaction, are officers and majority owners of the purchaser Fei Yun Property Development.

Item 7.  Financial Statements and Exhibits.

(a)    Financial Statements of Business Acquired.    N/A

(b) Pro Forma Financial Information. At the time of the filing of this Report, it is impracticable for the Registrant to provide any of the pro forma financial information required by Item 7 of Form 8-K promulgated by the Commission under the Act. Accordingly, the Registrant will file the required financial statements as soon as practicable, but not later than April 18, 2003 as required by Item 7.

(c)    Exhibits.

2.1 Stock & Note Receivable For Ownership Agreement dated January 31, 2003

Pursuant to the requirements of Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                    Viking Capital Group, Inc.


Date: February 17, 2003             /s/ Matthew W. Fossen
                                    ----------------------------
                                    Matthew W.  Fossen
                                    President, Chief Financial Officer










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EXHIBIT INDEX

EXHIBIT 2.1  Stock & Note Receivable For Ownership  Agreement  dated January 31,
             2003